Exhibit 10.5

AMENDMENT NO. 8 TO LOAN ORIGINATION AGREEMENT
THIS AMENDMENT NO. 8 TO LOAN ORIGINATION AGREEMENT (this “Amendment”) is made as of August 22, 2019 by and between GreenSky, LLC, a Georgia limited liability company (“Servicer”), and Fifth Third Bank, an Ohio-chartered, FDIC-insured bank (“Lender”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Origination Agreement (as defined herein).
WITNESSETH:
WHEREAS, Lender and Servicer have previously entered into that certain Loan Origination Agreement dated as of August 25, 2016, as amended (collectively, the “Loan Origination Agreement”);
WHEREAS, Lender and Servicer desire to further amend the Loan Origination Agreement as set forth herein;
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Servicer hereby agree as follows:
1.The Loan Origination Agreement is hereby amended by deleting Section 6.01 thereof in its entirety and inserting the following in lieu thereof:
“Section 6.01 Term. This Loan Origination Agreement shall commence as of the Effective Date and shall continue until February 21, 2020, provided that such expiration date shall be extended automatically for additional one year periods without further action by the Parties, unless not less than 90 days prior to the expiration date then in effect either party gives the other party written notice of nonrenewal.”
2.Except as expressly amended hereby, the Loan Origination Agreement shall remain in full force and effect.
3.This Amendment may be executed and delivered by Lender and Servicer in facsimile or PDF format and in any number of separate counterparts, all of which, when delivered, shall together constitute one and the same document.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

SERVICER:

GREENSKY, LLC

By:     /s/ Timothy D. Kaliban
Name:    Timothy D. Kaliban
Title:    President

LENDER:

FIFTH THIRD BANK

By:     /s/ Marybeth McManus
Name:    Marybeth McManus
Title:    Senior Vice President, Business Controls Director

By:     /s/ Andrew Shaknaitis
Name:    Andrew Shaknaitis
Title:    Senior Analyst, Vendor Management